SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): MAY 20, 2003
         --------------------------------------------------------------


                          COLUMBUS MCKINNON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



               0-27618                                 16-0547600
    ------------------------------         ---------------------------------
       (Commission File Number)            (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK              14228-1197
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    (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number including area code: (716) 689-5400
                                                   --------------



--------------------------------------------------------------------------------
 (Former name or former address, if changed since last report)



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Item 7.  EXHIBITS


EXHIBIT NUMBER                      DESCRIPTION

99                                  Press Release dated May 20, 2003


Item 9.  REGULATION FD DISCLOSURE

         On May 20, 2003, the registrant issued a press release announcing financial results for the quarter and full year ended March 31, 2003. The press release is annexed as Exhibit 99 to this Current Report on Form 8-K. This information is being furnished under Item 12 on Form 8-K.

         The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       COLUMBUS MCKINNON CORPORATION


                                       By:    /S/ ROBERT L. MONTGOMERY, JR.
                                              -----------------------------
                                       Name:  Robert L. Montgomery, Jr.
                                       Title: Executive Vice President




Dated:  MAY 20, 2003
        ------------

                                  EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION

      99                  Press Release dated May 20, 2003